                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                          WORLD COLOR PRESS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                            WORLD COLOR PRESS, INC.

                                    THE MILL
                              340 PEMBERWICK ROAD
                          GREENWICH, CONNECTICUT 06831

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 7, 1997

To the Stockholders of World Color Press, Inc.:

    You are hereby notified that the annual meeting of stockholders of World Color Press, Inc. (the "Company") will be held at Hotel Inter-Continental, 111 East 48th Street, New York, New York on Wednesday, May 7, 1997, at 10:00 a.m. (local time), for the following purposes:

    1.  To elect nine directors to serve for the ensuing year; and

    2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The Board of Directors has fixed the close of business on March 14, 1997 as the record date for the determination of the stockholders entitled to notice of and to vote at the annual meeting.

    We hope that you will be able to attend the meeting in person, but if you are unable to do so, please fill in, sign and promptly mail back the enclosed proxy form, using the return envelope provided. If, for any reason, you should subsequently change your plans, you can, of course, revoke the proxy at any time before it is actually voted.

                                          By Order of the Board of Directors

                                          WORLD COLOR PRESS, INC.

                                             Signature

                                          JENNIFER L. ADAMS
                                          SECRETARY

Greenwich, Connecticut

March 27, 1997

                            WORLD COLOR PRESS, INC.

                                    THE MILL
                              340 PEMBERWICK ROAD
                          GREENWICH, CONNECTICUT 06831

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 7, 1997

    This proxy statement is being mailed to stockholders of World Color Press, Inc., a Delaware corporation (the "Company" or "World Color"), by the Board of Directors (the "Board") of the Company, beginning on or about March 27, 1997, in connection with a solicitation of proxies by the Board for use at the annual meeting of stockholders to be held on Wednesday, May 7, 1997, at Hotel Inter-Continental, 111 East 48th Street, New York, New York and all adjournments or postponements thereof (the "Annual Meeting"), for the purposes set forth in the attached Notice of Annual Meeting of Stockholders.

    Execution of a proxy given in response to this solicitation will not affect a stockholder's right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a stockholder who has signed a proxy does not in itself revoke a proxy. Any stockholder giving a proxy may revoke it at any time before it is voted by giving notice thereof to the Company in writing or in open meeting, by attending the Annual Meeting and voting in person, or by delivering a proxy bearing a later date.

    A proxy, in the enclosed form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein. The shares represented by executed but unmarked proxies will be voted (i) FOR the nine persons nominated for election as directors and (ii) on such other business or matters which may properly come before the Annual Meeting and all adjournments or postponements thereof, in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy. Other than the election of directors, the Board has no knowledge of any matters to be presented for action by the stockholders at the Annual Meeting.

    Only holders of record of the Company's common stock, $.01 par value per share (the "Common Stock"), at the close of business on March 14, 1997 are entitled to notice of and to vote at the Annual Meeting. At the close of business on that date, the Company had outstanding and entitled to vote 33,744,531 shares of Common Stock, each of which is entitled to one vote per share.

                             ELECTION OF DIRECTORS

    At the Annual Meeting, the stockholders will elect nine directors of the Company, each to hold office until the 1998 annual meeting of stockholders and until his successor is duly elected and qualified. Set forth below are the Board's nominees to serve as directors of the Company. Unless stockholders otherwise specify, the shares represented by the proxies received will be voted in favor of the election as directors of the nine persons named as nominees herein. The Board has no reason to believe that any of the listed nominees will be unable or unwilling to serve as a director if elected. However, in the event that any nominee should be unable or unwilling to serve, the shares represented by proxies received will be voted for another nominee selected by the Board.

    Directors are elected by a majority of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors (assuming a quorum is present). An abstention from voting will be tabulated as a vote withheld on the election and will be included in computing the number of shares present for purposes of determining the presence of a quorum but will not be considered in determining whether each of the nominees has received a majority of the votes cast at the Annual Meeting. A broker or nominee holding shares registered in its name, or the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, has the discretion to vote the beneficial owner's shares with respect to the election of directors.

    The following sets forth certain information, as of March 15, 1997, about each of the Board nominees for election at the Annual Meeting. Except as otherwise noted, each nominee has engaged in the principal occupation or employment and has held the offices shown for more than the past five years.

                                                                           PRINCIPAL OCCUPATION; OFFICE, IF ANY,
                                                     DIRECTOR                    HELD IN THE COMPANY; OTHER
NAME                                   AGE            SINCE                            DIRECTORSHIPS
---------------------------------      ---      ------------------  ----------------------------------------------------
Gerald S. Armstrong..............          53   March 1987          Mr. Armstrong is a Partner and a Director of
                                                                    Stonington Partners, Inc., a private investment
                                                                    firm, a position that he has held since 1993. He is
                                                                    also a Partner and a Director of Stonington
                                                                    Partners, Inc. II. Mr. Armstrong has been a member
                                                                    of the Board of Directors of Merrill Lynch Capital
                                                                    Partners, Inc. ("MLCP"), a private investment firm
                                                                    affiliated with Merrill Lynch & Co., Inc. since 1988
                                                                    and a consultant to MLCP since July 1994. He was a
                                                                    Partner of MLCP from 1993 to July 1994 and an
                                                                    Executive Vice President of MLCP from 1988 to July
                                                                    1994. Mr. Armstrong was also a Managing Director of
                                                                    the Investment Banking Division of Merrill Lynch,
                                                                    Pierce, Fenner & Smith Incorporated from 1988 to
                                                                    1994. Mr. Armstrong is a Director of AnnTaylor
                                                                    Stores Corporation, Blue Bird Corporation, First
                                                                    USA, Inc. and Goss Graphic Systems, Inc.
Robert G. Burton.................          58   May 1991            Mr. Burton has been Chairman of the Board, President
                                                                    and Chief Executive Officer of the Company since May
                                                                    1991.

                                                                           PRINCIPAL OCCUPATION; OFFICE, IF ANY,
                                                     DIRECTOR                    HELD IN THE COMPANY; OTHER
NAME                                   AGE            SINCE                            DIRECTORSHIPS
---------------------------------      ---      ------------------  ----------------------------------------------------
Mark J. Griffin..................          48   October 1996        Dr. Griffin is the founder of the Eagle Hill School
                                                                    in Greenwich, Connecticut and has served as the
                                                                    headmaster of the school since 1975. He has also
                                                                    been a psychologist in private practice since 1990.
Michael W. Harris................          42   March 1996          Mr. Harris has been President, Manufacturing of the
                                                                    Company since December 1995 and prior thereto was
                                                                    Executive Vice President - Manufacturing of the
                                                                    Company since July 1995. Prior thereto, Mr. Harris
                                                                    was Senior Vice President, Manufacturing since
                                                                    October 1993 and was Vice President, Manufacturing
                                                                    since 1992.
Henry R. Kravis..................          53   June 1988           Mr. Kravis is a Founding Partner of Kohlberg Kravis
                                                                    Roberts & Co. L.P. ("KKR") and, effective January
                                                                    1996, he became a managing member of the limited
                                                                    liability company which is the general partner of
                                                                    KKR. Mr. Kravis is a General Partner of KKR
                                                                    Associates, L.P. ("KKR Associates"). He is also a
                                                                    director of AutoZone, Inc., Borden, Inc., Bruno's,
                                                                    Inc., Evenflo & Spalding Holdings Corporation,
                                                                    Flagstar Companies, Inc., Flagstar Corporation, The
                                                                    Gillette Company, IDEX Corporation, K-III
                                                                    Communications Corp., Merit Behavioral Care
                                                                    Corporation, Newquest Capital, plc, Owens-Illinois,
                                                                    Inc., Owens-Illinois Group, Inc., Safeway, Inc.,
                                                                    Sothebys Holdings, Inc. and Union Texas Petroleum
                                                                    Holdings, Inc. Mr. Kravis and Mr. Roberts are first
                                                                    cousins.
Alexander Navab, Jr..............          31   April 1995          Mr. Navab has been an Executive of KKR and a limited
                                                                    partner of KKR Associates since 1993. From 1991 to
                                                                    1993, Mr. Navab was an associate at James D.
                                                                    Wolfensohn, Inc. Mr. Navab is also a director of
                                                                    Borden, Inc. and Newquest Capital, plc.

                                                                           PRINCIPAL OCCUPATION; OFFICE, IF ANY,
                                                     DIRECTOR                    HELD IN THE COMPANY; OTHER
NAME                                   AGE            SINCE                            DIRECTORSHIPS
---------------------------------      ---      ------------------  ----------------------------------------------------
Marc L. Reisch...................          41   March 1996          Mr. Reisch has been Group President, Sales and Chief
                                                                    Operating Officer of the Company since August 1996.
                                                                    Prior thereto, Mr. Reisch was Executive Vice
                                                                    President, Chief Operating and Financial Officer
                                                                    since June 1996 and Executive Vice President, Chief
                                                                    Operating and Financial Officer and Treasurer since
                                                                    July 1995. Prior thereto he was Executive Vice
                                                                    President, Chief Financial Officer and Treasurer
                                                                    since October 1993. From October 1991 until October
                                                                    1993, Mr. Reisch was Vice President, Chief Financial
                                                                    Officer and Treasurer of the Company.
George R. Roberts................          53   October 1988        Mr. Roberts is a Founding Partner of KKR and
                                                                    effective January 1996, he became a managing member
                                                                    of the limited liability company which is the
                                                                    general partner of KKR. Mr. Roberts is a general
                                                                    partner of KKR Associates. He is also a director of
                                                                    AutoZone, Inc., Borden, Inc., Bruno's Inc., Evenflo
                                                                    & Spalding Holdings Corporation, Flagstar Companies,
                                                                    Inc., Flagstar Corporation, IDEX Corporation, K-III
                                                                    Communications Corp., Merit Behavioral Care
                                                                    Corporation, Newquest Capital, plc, Owens-Illinois,
                                                                    Inc., Owens-Illinois Group, Inc., Safeway, Inc., and
                                                                    Union Texas Petroleum Holdings, Inc. Mr. Roberts and
                                                                    Mr. Kravis are first cousins.
Scott M. Stuart..................          37   September 1992      Mr. Stuart was a general partner of KKR from January
                                                                    1995 until January 1996, when he became a member of
                                                                    the limited liability company which is the general
                                                                    partner of KKR. Mr. Stuart has been a general
                                                                    partner of KKR Associates since January 1995, and
                                                                    prior thereto he was an Executive of KKR and a
                                                                    limited partner of KKR Associates since 1986. He is
                                                                    also a director of Borden, Inc. and Newquest
                                                                    Capital, plc.

    THE BOARD RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH STOCKHOLDER TO VOTE "FOR" ALL NOMINEES. SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED "FOR" ALL NOMINEES.

                               BOARD OF DIRECTORS

GENERAL

    The Board held three meetings in 1996. Each director, other than Messrs. Kravis and Roberts, attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which the director served during 1996.

COMMITTEES

    There are four committees of the Board comprised of the following directors as of January 31, 1997: the Executive Committee (comprised of Messrs. Burton, Navab and Stuart); the Audit Committee (comprised of Mr. Armstrong and Dr. Griffin); the Compensation Committee (comprised of Messrs. Armstrong and Stuart and Dr. Griffin, with a subcommittee thereof comprised of Mr. Armstrong and Dr. Griffin); and the Stock Option Committee (comprised of Messrs. Armstrong and Stuart and Dr. Griffin, with a subcommittee thereof comprised of Mr. Armstrong and Dr. Griffin).

    The Executive Committee is empowered to exercise all of the powers and authority of the Board in the management of the business and affairs of the Company, provided that it may not (i) approve or adopt or recommend to stockholders any action or matter expressly required by the General Corporation Law of the State of Delaware to be submitted to stockholders for approval, (ii) adopt, amend or repeal any bylaw of the Company or (iii) take any specific actions delegated to other committees of the Board. The Executive Committee meets as necessary and formally met one time in 1996.

    The Audit Committee's principal functions are to recommend to the Board on an annual basis a firm of independent public accountants to serve as the Company's auditors; to meet with the Company's independent public accountants to review procedures; to review the fee and scope of the annual audit, together with the audit reports of the Company's outside and internal auditors and the recommendations made by them; and to review the Company's accounting and financial control structure. The Audit Committee formally met one time during 1996.

    The Compensation Committee's principal functions are to determine the annual salary and bonus of selected senior officers of the Company, including the Chief Executive Officer, and to establish and review performance standards under the Company's compensation and incentive programs for senior officers. The subcommittee of the Compensation Committee comprised of Mr. Armstrong and Dr. Griffin has ultimate decision-making authority for purposes of Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Compensation Committee formally met one time during 1996.

    The Stock Option Committee's principal functions are to review recommendations for and determine grants under the Company's equity incentive plans. The subcommittee of the Stock Option Committee comprised of Mr. Armstrong and Dr. Griffin has ultimate decision-making authority for purposes of Section 16(a) of the Exchange Act and Section 162(m) of the Code. The Stock Option Committee met one time during 1996.

DIRECTOR COMPENSATION

    Each director who is not an employee of the Company receives an annual retainer of $25,000. Directors who are also employees of the Company receive no remuneration for serving as directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    World Color pays fees to KKR of $750,000 per year for management consulting and financial advisory services. The Company believes these fees are no less favorable than those which could be obtained for comparable services from unaffiliated third parties. Members of the limited liability company which is the general partner of KKR and employees of KKR who also serve as directors of the Company do not receive additional compensation for service in such capacity, other than customary directors' fees. Messrs. Kravis, Roberts and Stuart, each of whom is a director of World Color, are members of the limited liability company which is the general partner of KKR and general partners of KKR Associates. Mr. Navab, who is a director of World Color, is an Executive of KKR and a limited partner of KKR Associates.

    The Company believes that any past transactions with its affiliates have been at prices and on terms no less favorable to the Company than transactions with independent third parties. The Company may enter into transactions with its affiliates in the future. However, the Company intends to enter into such transactions only at prices and on terms no less favorable to the Company than transactions with independent third parties. In addition, the Company's debt instruments generally prohibit the Company from entering into any such affiliate transaction on other than arm's length terms.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of March 15, 1997, including beneficial ownership by (i) each stockholder of World Color who owns more than 5% of the outstanding shares of the Common Stock, (ii) each director and nominee of World Color, (iii) the Chief Executive Officer of World Color, (iv) World Color's four highest paid executive officers (exclusive of the Chief Executive Officer) and
(v) all directors and executive officers of World Color as a group. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

                                                                                                       PERCENT OF
                                                                                 NUMBER OF             OUTSTANDING
                                                                               SHARES OF THE          SHARES OF THE
NAME                                                                       COMMON STOCK OWNED (1)     COMMON STOCK
------------------------------------------------------------------------  ------------------------  -----------------
KKR Associates(2).......................................................           17,546,289                49.5%
Henry R. Kravis(2)......................................................             --                    --
George R. Roberts (2)...................................................             --                    --
Scott M. Stuart (2).....................................................             --                    --
Alexander Navab, Jr.....................................................             --                    --
Gerald S. Armstrong.....................................................              109,661(3)                *
Mark J. Griffin.........................................................                1,500                   *
Robert G. Burton........................................................              689,196(4)              1.9
Marc L. Reisch..........................................................              147,521(5)                *
Jennifer L. Adams.......................................................              100,998(6)                *
Michael W. Harris.......................................................               94,929(7)                *
Brian W. Sullivan.......................................................                2,916(8)                *
All directors and executive officers as a group.........................            1,425,728(9)              4.0

------------------------

*   Signifies less than 1%

(1) Includes shares issuable upon the exercise of all outstanding Options that are exercisable within 60 days of the date hereof.

(2) Shares of the Common Stock shown as owned by KKR Associates are owned of record by KKR Associates, APC Associates, L.P. ("APC Associates"), GR Associates, L.P. ("GR Associates"), WCP Associates, L.P. ("WCP Associates") and KKR Partners II, L.P. ("KKR Partners II"). The sole general partner of each of APC Associates, GR Associates, WCP Associates and KKR Partners II is KKR Associates which possesses sole voting and investment power with respect to the shares of the Common Stock shown as owned by KKR Associates. Messrs. Kravis, Roberts and Stuart (directors of World Color) and Robert I. MacDonnell, Paul E. Raether, Michael W. Michelson, Michael T. Tokarz, James
    H. Greene, Jr., Edward A. Gilhuly, Perry Golkin and Clifton S. Robbins, as the general partners of KKR Associates, may be deemed to share beneficial ownership of the shares of Common Stock shown as beneficially owned by KKR Associates. Each of such persons disclaim beneficial ownership of such shares, other than to the extent of his economic interest in such shares. The address of KKR Associates is 9 West 57th Street, New York, New York 10019.

(3) Includes an aggregate of 90,595 Options that are exercisable within 60 days of the date hereof as well as an aggregate of 1,500 shares owned of record by children of Mr. Armstrong, of which shares Mr. Armstrong may be deemed to have indirect ownership.

(4) Includes an aggregate of 575,240 Options that are exercisable within 60 days of the date hereof.

(5) Includes an aggregate of 124,750 Options that are exercisable within 60 days of the date hereof.

(6) Includes an aggregate of 82,754 Options that are exercisable within 60 days of the date hereof as well as an aggregate of 1,000 shares owned of record by children of Ms. Adams, of which shares

    Ms. Adams may be deemed to have indirect ownership. Ms. Adams serves as the custodian for such shares.

(7) Includes an aggregate of 79,915 Options that are exercisable within 60 days of the date hereof.

(8) Includes an aggregate of 2,500 Options that are exercisable within 60 days of the date hereof.

(9) Includes an aggregate of 1,177,826 Options that are exercisable within 60 days of the date hereof as well as the shares that may be deemed to be owned indirectly by each of Mr. Armstrong and Ms. Adams as set forth in notes (3) and (6).

                               EXECUTIVE OFFICERS

    The table below sets forth certain information regarding the current executive officers of the Company.

NAME                                            AGE                                 POSITION
------------------------------------------      ---      ---------------------------------------------------------------

Robert G. Burton..........................          58   Chairman of the Board of Directors, President and Chief
                                                           Executive Officer

Jennifer L. Adams.........................          37   Executive Vice President, Chief Legal and Administrative
                                                           Officer and Secretary

Jerome V. Brofft..........................          52   Senior Vice President, Purchasing and Logistics

Dean E. Cherry............................          36   Executive Vice President, Investor Relations and Corporate
                                                           Communications

Michael W. Harris.........................          42   President, Manufacturing

Martin K. Jacobus.........................          45   President, Publication and Directory Sales

Thomas M. Pierno..........................          35   Executive Vice President, Chief Financial Officer

Marc L. Reisch............................          41   Group President, Sales and Chief Operating Officer

Daniel M. Snopkowski......................          44   Vice President, Treasurer

Brian W. Sullivan.........................          39   President, Commercial Division

John E. Van Horn..........................          56   President, Catalog Sales

    ROBERT G. BURTON has been Chairman of the Board, President and Chief Executive Officer since May 1991.

    JENNIFER L. ADAMS has been Executive Vice President, Chief Legal and Administrative Officer and Secretary since July 1995 and is responsible for the legal, benefits, human resources, information systems, safety and environmental departments. Ms. Adams was Executive Vice President, General Counsel and Secretary of the Company since October 1993. Prior thereto, Ms. Adams was Vice President, General Counsel and Secretary of the Company from December 1991 until October 1993.

    JEROME V. BROFFT has been Senior Vice President, Purchasing and Logistics since October 1995 and prior thereto was Vice President, Purchasing and Logistics since February 1995. Prior thereto, Mr. Brofft was Vice President, Purchasing since May 1992. Prior to joining World Color in May 1992, Mr. Brofft was Director of Purchasing at Western Publishing Company.

    DEAN E. CHERRY has been Executive Vice President, Investor Relations and Corporate Communications since February 1997. Prior thereto, Mr. Cherry was Executive Vice President, Operations since September 1996 and Senior Vice President, Operations since January 1994. Mr. Cherry was Vice President, Regional Manager of World Color's Stillwater, Oklahoma plant from January 1993 to January 1994 and was Vice President, Operations from June 1991 until January 1993.

    MICHAEL W. HARRIS has been President, Manufacturing since December 1995 and prior thereto was Executive Vice President - Manufacturing since July 1995. Prior thereto, Mr. Harris was Senior Vice President, Manufacturing since October 1993 and was Vice President, Manufacturing since 1992.

    MARTIN K. JACOBUS has been President, Publication and Directory Sales since July 1995 and prior thereto was Vice President and Division President - Magazines and Directories since October 1993. Prior to such date, Mr. Jacobus was Vice President, Sales and Marketing since June 1992. From May 1991 to June 1992 Mr. Jacobus held the position of Group Vice President, Western Sales.

    THOMAS M. PIERNO has been Executive Vice President, Chief Financial Officer since March 1997, and prior thereto was Senior Vice President, Finance. Prior thereto, Mr. Pierno was Vice President, Controller from August 1996. Mr. Pierno was Assistant Controller from May 1994 to August 1996. Prior to joining World Color in May 1994, Mr. Pierno was Director of Financial Planning at Paramount Communications Inc. since 1991.

    MARC L. REISCH has been Group President, Sales and Chief Operating Officer since August 1996. Prior thereto, Mr. Reisch was Executive Vice President, Chief Operating and Financial Officer since June 1996 and Executive Vice President, Chief Operating and Financial Officer and Treasurer since July 1995. Prior thereto he was Executive Vice President, Chief Financial Officer and Treasurer since October 1993. From October 1991 until October 1993, Mr. Reisch was Vice President, Chief Financial Officer and Treasurer of the Company.

    DANIEL M. SNOPKOWSKI has been Vice President, Treasurer since June 1996. Prior thereto, Mr. Snopkowski was Treasurer at OSI Specialties since August 1993 and prior thereto, was Treasurer at Card Establishment Services, Inc.

    BRIAN W. SULLIVAN has been President, Commercial Division since September 1996. Prior thereto, Mr. Sullivan was President, Northeast Graphics Inc. ("Northeast Graphics") since December 1995 and prior thereto, was Vice President, Sales & Marketing, Northeast Graphics since April 1989.

    JOHN E. VAN HORN has been President, Catalog Sales since August 1995. Prior thereto, Mr. Van Horn was Group President-Publication and Catalog since July 1995. Mr. Van Horn was Vice President and Division President-Catalog from August 1993 until July 1995. Prior thereto, Mr. Van Horn was Senior Vice President of Alden, Sales and Marketing Division since January 1992.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM
                                                                                       COMPENSATION(1)(2)
                                                                                     -----------------------
                                                          ANNUAL COMPENSATION        RESTRICTED
                                                     ------------------------------    STOCK                    ALL OTHER
                                                             SALARY         BONUS      AWARDS      OPTIONS     COMPENSATION
NAME AND PRINCIPAL POSITION                          YEAR     ($)            ($)       ($)(3)     GRANTED(#)       ($)
---------------------------------------------------  ----  ----------     ---------  ----------   ----------   ------------

Robert G. Burton...................................  1996     640,000     1,200,000    --           75,000       --
  Chairman of the Board of Directors, President and  1995     587,500     1,000,000    --           95,000       --
  Chief Executive Officer                            1994     512,500       735,000    --            --          --

Marc L. Reisch.....................................  1996     330,667       420,000    --           40,000       --
  Group President, Sales and Chief Operating         1995     305,833       425,000    --           67,500       --
  Officer                                            1994     270,800       297,500    --            --          --

Jennifer L. Adams..................................  1996     262,832       305,000    --           30,000       --
  Executive Vice President, Chief Legal and          1995     240,833       310,000    --           62,500       --
  Administrative Officer and Secretary               1994     205,800       252,500    0            14,285       --

Michael W. Harris..................................  1996     230,000       240,000    --           30,000       --
  President, Manufacturing                           1995     200,000       156,000    --           28,750       --
                                                     1994     193,333             0    --            --          --

Brian W. Sullivan..................................  1996     268,365       230,000    --           20,000       --
  President, Commercial Division                     1995     249,231(4)     60,500    --           12,500       --

------------------------

(1) On November 20, 1995, Printing Holdings, L.P. ("PHLP") was merged with and into the Company (the "Merger"). Immediately prior to the Merger, PHLP had been the Company's sole stockholder. In the Merger, partnership units in PHLP were converted into shares of Common Stock, principally at a ratio of
    0.50 shares of Common Stock for each partnership unit. In addition, upon consummation of the Merger, in order to cause the Company's Common Stock options ("Options") to be exercisable for Common Stock on a basis consistent with the Company's capitalization after the Merger, the Stock Option Committee of the Board of Directors adjusted all of the outstanding Options (the "Options Adjustments") so that each Option became exercisable for five times the number of shares of Common Stock for which it had been exercisable immediately prior to the Merger at an exercise price per share equal to one-fifth of the exercise price immediately prior to the Merger. The table reflects the consummation of the Merger and the Options Adjustments.

(2) Outstanding shares of Common Stock and shares of Common Stock issuable upon the exercise of Options ("Option Shares") are subject to agreements with the Company pursuant to which, among other things, (a) the transfer of shares of Common Stock and Option Shares is restricted for five years after issuance,
    (b) each stockholder has the right to resell shares of Common Stock and Option Shares to the Company upon death or, under certain circumstances, disability of such stockholder and (c) the Company has the right to purchase all of each stockholder's shares of Common Stock and Option Shares at varying prices depending upon the circumstance if (i) such stockholder's employment with the Company is terminated, including, without limitation, as a result of the stockholder's death, disability or retirement, (ii) the stockholder effects an unpermitted transfer of shares of Common Stock or Option Shares or (iii) in the case of Option Shares subject to the 1995 Senior Management Stock Option Plan, the Option Shares become subject to a transfer pursuant to, among other things, a bankruptcy proceeding or property settlement (a "Call Event"), provided that in such event the right to purchase shall be only as to the number of Option Shares subject to the transfer resulting in the Call Event. The Options vest in 20% annual increments over a period of five years from the date of grant, subject to accelerated vesting in the event of termination of employment upon death, permanent disability or permitted retirement. The Options are exercisable for ten years from the date of the grant, with certain exceptions, including, without limitation, in the case of the termination of the optionholder's employment with the Company.

(3) The purchase price for such shares of Common Stock was the fair market value of such shares of Common Stock on the date of issuance. Prior to January 25, 1996, the shares of Common Stock were not publicly traded at the date of issuance and, accordingly, fair market value represents the Company's best judgment of the value at the date of issuance. Because the purchase price of the Common Stock was equal to the estimated fair market value of the shares of Common Stock, the value shown in the table is zero. As of December 29, 1996, Mr. Burton had been awarded 108,856 shares of restricted Common Stock which were purchased for $750,000 and were valued at $2,081,871; Mr. Reisch had been awarded 21,771 shares of restricted Common Stock which were purchased for $150,000 and were valued at $416,370; Ms. Adams had been awarded 17,244 shares of restricted Common Stock which were purchased for $140,000 and were valued at $329,791; and Mr. Harris had been awarded 14,514 shares of restricted Common Stock which were purchased for $100,000 and were valued at $277,580. The fair market value of the Common Stock as of December 29, 1996 is based upon the December 27, 1996 closing price of $19.125 per share.

(4) Includes compensation earned by Mr. Sullivan while an employee of Northeast Graphics prior to the Company's purchase of Northeast Graphics in March, 1995.

                             OPTION GRANTS IN 1996
                               INDIVIDUAL GRANTS

                                                      PERCENT OF TOTAL
                                         OPTIONS     OPTIONS GRANTED TO     EXERCISE PRICE     EXPIRATION   GRANT DATE
NAME                                   GRANTED(1)     EMPLOYEES IN 1996    PER SHARE ($/SH.)      DATE       VALUE(2)
-------------------------------------  -----------  ---------------------  -----------------  ------------  ----------

Robert G. Burton.....................      75,000              21.2%           $   22.00        10/01/2006  $  960,750

Marc L. Reisch.......................      40,000              11.3%               22.00        10/01/2006     512,400

Jennifer L. Adams....................      30,000               8.5%               22.00        10/01/2006     384,300

Michael W. Harris....................      30,000               8.5%               22.00        10/01/2006     384,300

Brian W. Sullivan....................      20,000               5.6%               22.00        10/01/2006     256,200

------------------------

(1) Option Shares are subject to agreements with the Company pursuant to which, among other things, (a) the transfer of Option Shares is restricted for five years after issuance, (b) each optionholder has the right to resell Option Shares to the Company upon death, or under certain circumstances, disability of such optionholder and (c) the Company has the right to purchase all of each optionholder's Option Shares at varying prices depending upon circumstance if (i) such optionholder's employment with the Company is terminated, including, without limitation, as a result of the optionholder's death, disability or retirement, (ii) the optionholder effects an unpermitted transfer of Option Shares or (iii) in the case of Option Shares subject to the 1995 Senior Management Stock Option Plan, the Option Shares become subject to a transfer pursuant to a Call Event, provided that in such event the right to purchase shall be only as to the number of Option Shares subject to the transfer resulting in the Call Event. The Options vest in 20% annual increments over a period of five years from the date of grant, subject to accelerated vesting in the event of termination of employment upon death, permanent disability or a permitted retirement. The Options are exercisable for ten years from the date of the grant, with certain exceptions, including, without limitation, in the case of the termination of the optionholder's employment with the Company.

(2) The present value as of the date of grant, October 1, 1996, has been calculated using the Black-Scholes method using assumptions about stock price volatility, dividend yield and future interest rates. The assumptions used in calculating the grant date values set forth in the table are as follows: a volatility factor of .312, a dividend yield of zero over the life of the options, a risk free interest rate of 6.80%, and an expected life of the options of ten years. The present values as of the grant date set forth in the table are only theoretical values and may not accurately determine present value. The actual value, if any, that may be realized by each individual will depend on the market price of the Common Stock on the date of exercise.

  AGGREGATE OPTION EXERCISES IN FISCAL 1996 AND FISCAL YEAR-END OPTION VALUES

                                                                            NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                           UNDERLYING UNEXERCISED           IN-THE-MONEY
                                                SHARES                           OPTIONS AT                  OPTIONS AT
                                              UNDERLYING                     DECEMBER 29, 1996          DECEMBER 29, 1996(1)
                                                OPTIONS        VALUE     --------------------------  ---------------------------
NAME                                           EXERCISED     RESULTED    EXERCISABLE  UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
-------------------------------------------  -------------  -----------  -----------  -------------  ------------  -------------

Robert G. Burton...........................       --            --          575,240        151,000   $  6,632,676   $   313,500

Marc L. Reisch.............................       --            --          124,750         94,000      1,366,568       222,750

Jennifer L. Adams..........................       --            --           80,524         93,031        820,167       319,466

Michael W. Harris..........................       --            --           79,915         53,000        897,619        94,875

Brian W. Sullivan..........................       --            --            2,500         30,000         10,313        41,250

------------------------

(1) Fair market value of the Common Stock at December 29, 1996, minus the exercise price of "in-the-money" options. The fair market value of the Common Stock at December 29, 1996 is based upon the December 27, 1996 closing price of $19.125 per share.

                      COMPENSATION UNDER RETIREMENT PLANS

PENSION PLAN BENEFITS

    The Retirement Plan of the Company traditionally has provided for retirement benefits based upon an individual participant's years of service and final average annual compensation. Final average annual compensation is the average annual compensation (but not in excess of $150,000 which was the maximum amount of compensation on which benefits could accrue under the law in effect in 1996) for the highest five consecutive years of earnings during the last ten years of credited service. The compensation covered by the Retirement Plan includes wages, salaries and supplementary compensation.

    Effective January 1, 1997 the Retirement Plan was amended to form the World Color Press Cash Balance Plan (the "Cash Balance Plan"), which provides for the determination of a participant's accrued benefit on a cash balance formula. A participant's cash balance account will be credited each month with an amount equal to 4% (on an annualized basis) of the participant's annual base wages plus monthly interest at an annual rate equal to the interest of one-year U.S. Treasury securities. A participant in the Cash Balance Plan becomes fully vested in his/her accrued benefit after the completion of five years of service.

    Benefits under the Retirement Plan are limited to the extent required by provisions of the Code, and the Employee Retirement Income Security Act of 1974, as amended. If payment of actual retirement benefits is limited by such provisions, an amount equal to any reduction in retirement benefits will be paid as a supplemental benefit under World Color's unfunded Supplemental Executive Retirement Plan, as amended, and Supplemental Retirement Plan (together, the "Unfunded Supplemental Benefit Plans"). The following table sets forth the estimated combined annual retirement benefits under the Cash Balance Plan and the Unfunded Supplemental Benefit Plans (exclusive of Social Security payments) payable on a straight life annuity basis to each of Messrs. Reisch, Harris and Sullivan and Ms. Adams, assuming continued service until age 65 and current compensation levels remain unchanged and, in the case of Mr. Burton, payable as a 100% joint and survivor annuity, assuming continued active service until April 1, 2000. Mr. Burton's benefit is not affected by changes in compensation.

                           SUMMARY COMPENSATION TABLE

                                                                              ESTIMATED ANNUAL
                                                                              BENEFITS PAYABLE
NAME                                                                          UPON RETIREMENT
----------------------------------------------------------------------------  ----------------

Robert G. Burton............................................................     $  577,500

Marc L. Reisch..............................................................        204,962

Jennifer L. Adams...........................................................        180,000

Michael W. Harris...........................................................        216,828

Brian W. Sullivan...........................................................        146,250

AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

    Mr. Reisch and Ms. Adams are each party to an agreement with World Color which provides for the payment of an aggregate of 18 months of base salary upon termination without cause.

BOARD COMPENSATION REPORT ON EXECUTIVE COMPENSATION

    The Compensation and Stock Option Committees of the Board (which currently have the same members) are responsible for the various aspects of the Company's compensation package offered to its executive officers, including the named executive officers. The following is the report of the Compensation and Stock Option Committees:

    POLICIES GOVERNING EXECUTIVE COMPENSATION. The Committees' rationales in determining executive compensation are as follows: (a) to establish a direct relationship between executive compensation and the annual, intermediate-term and long-term performance of the Company; (b) to provide performance-based compensation opportunities (including equity awards) that allow executive officers to earn rewards for maximizing stockholder value; (c) to attract and retain the key executives necessary for the Company's long-term success; and (d) to reward individual initiative and the achievement of specified goals. In applying these general policies, the Committees' objective has been to ensure that a significant portion of the compensation paid to the Company's senior executive officers, including the named executive officers, is incentive-based because these individuals have substantial control and responsibility for the Company's direction and performance. The Committees consider the Company's performance, the individual executive's performance, comparative compensation material (including compensation levels and equity awards by the Company's peer group), the overall competitive environment for executives, the level of compensation necessary to retain executive talent and the recommendations of professional compensation consultants and management in making its determinations on compensation.

    The companies used to define the market for executive compensation comparison purposes include a broad range of printing and publishing companies similar in revenue size to the Company, as well as certain printing companies which are direct competitors of the Company. In addition, comparative market compensation data are collected from general industry compensation surveys. The companies used to define the market for pay comparison purposes are more varied than those in the peer group used in the performance graph because the Committees believe that the Company's competitors for executive talent are more varied than solely companies within the printing industry.

    EXECUTIVE COMPENSATION GENERALLY. The Company's executive compensation package currently consists of a mix of salary, bonus awards and stock option grants as well as benefits under the employee benefit plans offered by the Company. The Company is currently considering implementing other long-term compensation programs, including, among others, stock purchase plans, and may do so prior to the end of 1997.

    SALARY. The Compensation Committee periodically reviews the base salary of the Chief Executive Officer and his direct reports. For 1996, the base salaries for the Chief Executive Officer and his direct reports were targeted, on average, at the median salaries at the companies deemed the market for executive compensation comparison purposes.

    BONUS. No bonus payouts are made under the Company's bonus plan unless the Company achieves its financial goals. Potential payout amounts (expressed as a percentage of salary) and related financial performance goals are established at the beginning of the relevant performance period by the Compensation Committee, after assessing recommendations of management and professional compensation consultants. These goals are further adjusted, as necessary, throughout the year to account for businesses acquired by the Company over the year.

    The Company's financial performance is measured for bonus purposes in terms of earnings per share (EPS) and Economic Value Added (EVA). EVA is calculated as the operating earnings of the Company after deducting a charge for capital employed. All bonus payouts are contingent upon achieving the Company's financial goals and, with respect to executive officers responsible for various operations, contingent upon achieving operation-specific financial goals. In addition, the Compensation Committee, in its discretion, may increase or decrease any payout to be made to a particular executive officer to reflect any special circumstances that the Committee deems significant.

    STOCK OPTION GRANTS. To further align the interests of management with the interests of stockholders, the Company's executive compensation package also includes stock option grants. Options granted by the Company have a per share exercise price of 100% of the fair market value of a share of Common Stock on the date of grant and, accordingly, the value of the option is dependent on the future market value of the Common Stock.

    The number of shares of Common Stock subject to options granted to the Company's executive officers has historically been based on the salary, responsibilities and performance of each officer. The Stock Option Committee has also considered the amounts and terms of prior grants in making new options grants in each year. In addition, the Stock Option Committee has indicated its intent to review the number and value of options granted by selected peer companies in making option grants to the Company's executive officers in the future.

    DEDUCTIBILITY OF EXECUTIVE COMPENSATION. Under Section 162(m) of the Code, the tax deduction by publicly held corporations, such as the Company, on amounts paid in excess of $1 million to a covered executive is limited unless such compensation is based upon performance objectives meeting certain regulatory criteria or is otherwise excluded from the limitation. Based upon the Compensation Committee's commitment to tie compensation with performance as described in this report, the Compensation Committee currently intends to qualify compensation paid to the Company's executive officers for deductibility by the Company under Section 162(m) of the Code.

    COMPENSATION OF ROBERT G. BURTON, CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER.

    The Committees established the 1996 compensation of Robert G. Burton, Chairman of the Board, President and Chief Executive Officer, using substantially the same criteria that were used to determine compensation levels for other executive officers, discussed at the beginning of this report.

    The foregoing report has been approved by all members of the Committees.

                                          WORLD COLOR PRESS, INC.
                                          COMPENSATION AND STOCK OPTION
                                          COMMITTEES

                                          Gerald S. Armstrong
                                          Mark J. Griffin
                                          Scott M. Stuart

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation and Stock Option Committees of the Board currently are comprised of Messrs. Armstrong and Stuart and Dr. Griffin, each of which has a subcommittee composed of Mr. Armstrong and Dr. Griffin that has ultimate decision-making authority for purposes of Section 16(a) of the Exchange Act and
Section 162(m) of the Code. During the year ended December 29, 1996, the Compensation and Stock Option Committees of the Board were comprised of Messrs. Armstrong, Navab and Stuart.

    World Color pays fees to KKR of $750,000 per year for management consulting and financial advisory services. Messrs. Kravis, Roberts and Stuart, each of whom is a director of World Color, are members of the limited liability company which is the general partner of KKR and are general partners of KKR Associates. Mr. Navab is an Executive of KKR and a limited partner of KKR Associates.

                            PERFORMANCE INFORMATION

    Set forth below is a line graph comparing over the period from January 25, 1996 (the date of the Company's initial public offering) to December 29, 1996 the Company's cumulative total stockholder return with the cumulative total return of companies in the Standard & Poor's 500 Index and companies in a peer group selected in good faith by the Company. The companies in the peer group are R.R. Donnelley & Sons Co., Banta Corp., Quebecor Printing, Inc., Big Flower Press Holdings, Inc. and Cadmus Communications Corp. (collectively, the "Peer Group"). All of these companies are in the printing industry. The total return information presented in the graph assumes the reinvestment of dividends, in the event dividends are paid. The returns of each component company in the Peer Group have been weighted by relative stock market capitalization.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
     AMONG WORLD COLOR PRESS, INC., S&P 500 INDEX AND PEER GROUP COMPANIES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           WORLD COLOR   STANDARD & POOR'S 500    PEER GROUP
1-25-96             100                     100           100
12-29-96         100.66                  119.48         89.75

    The data points for the above graph are as follows:

                                                           JANUARY 25, 1996   DECEMBER 29, 1996
                                                           -----------------  -----------------
WORLD COLOR PRESS, INC...................................         100.00             100.66
STANDARD & POOR'S 500 INDEX..............................         100.00             119.48
PEER GROUP...............................................         100.00              89.75

                         INDEPENDENT PUBLIC ACCOUNTANTS

    The Audit Committee recommended and the Board selected the firm of Deloitte & Touche LLP, which served as the Company's independent certified public accountants for the fiscal year ended December 29, 1996 and for the eleven years prior thereto, to serve in such capacity for the current fiscal year. It is expected that representatives of such firm will be present at the Annual Meeting to respond to appropriate questions and, if they so desire, to make a statement.

                                 OTHER MATTERS

    All expenses of solicitation of proxies will be borne by the Company. In addition to soliciting proxies by mail, proxies may be solicited personally and by telephone by certain officers and other employees of the Company. The Company has retained Proxy Services Corporation to assist in the collection of proxies and expects to pay such firm a fee of approximately $1,000 plus out-of-pocket expenses. Brokers, nominees and custodians who hold Common Stock in their names and who solicit proxies from the beneficial owners will be reimbursed by the Company for out-of-pocket and reasonable clerical expenses.

    Section 16(a) of the Exchange Act requires certain of the Company's officers and the Company's directors to file reports of ownership and changes of ownership with the Securities and Exchange Commission. The regulations of the Securities and Exchange Commission require such officers and the directors to furnish the Company with copies of all Section 16(a) forms they file. Based on such forms, the Company believes that all of such officers and the directors have complied with the Section 16(a) filing requirements.

                             STOCKHOLDER PROPOSALS

    A stockholder who intends to present a proposal for action at any annual meeting and who desires that such proposal be included in the Company's proxy materials must submit the proposal to the Company in advance of the meeting. Proposals for the annual meeting to be held in 1998 must be received by the Company at its principal office no later than November 27, 1997 to be considered for inclusion in the Company's proxy statement and proxy form relating to that meeting. In addition, a stockholder who otherwise intends to present business at any annual meeting (including nominating persons for election as directors) must comply with, among their things, the notice requirements set forth in the Company's By-Laws. A proposal or nomination that does not comply with such requirements will be disregarded. Such proposals or nominations should be addressed to Jennifer L. Adams, Secretary, World Color Press, Inc., The Mill, 340 Pemberwick Road, Greenwich, Connecticut 06831.

                DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

    The Company does not now intend to bring before the 1997 Annual Meeting any matters other than those specified in the notice of the meeting, and it does not know of any business which persons other than the management could properly present at the meeting. Should any other matter requiring a vote of the stockholders properly come before the meeting, the persons named in the accompanying proxy intend to vote the shares represented by them in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          WORLD COLOR PRESS, INC.

                                               Signature

                                          JENNIFER L. ADAMS
                                          SECRETARY

March 27, 1997

    The Company will furnish to any stockholder, without charge, a copy of its Annual Report on Form 10-K for the fiscal year 1996. Requests for Form 10-K should be addressed to Dean E. Cherry, Executive Vice President, Investor Relations and Corporate Communications.

Proxy

World Color Press, Inc.

Proxy Solicited on Behalf of the Board of Directors
For The Annual Meeting of Stockholders to Be Held On May 7, 1997

    The undersigned constitutes and appoints Robert G. Burton and Jennifer L. Adams, and each of them, as true and lawful proxies, with full power of substitution and revocation, to vote, as designated on the reverse side hereof, all the Common Stock of World Color Press, Inc. which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders thereof to be held May 7, 1997, or at all adjournments or postponements thereof.

    Unless otherwise marked, this proxy will be voted FOR the election of all of the nominees named.

Please vote, sign, date and return this proxy card promptly using the enclosed envelope.

(Continued and to be signed on reverse side.)

World Color Press, Inc.

Please mark vote in oval in the following manner using dark ink only.

                                                       For All
1.   Election of Directors _            For  Withhold  Except
Nominees:  Gerald S. Armstrong,         All  All       As Noted
Robert G. Burton, Mark J. Griffin,      / /  / /       / /
Michael W. Harris, Henry R. Kravis,
Alexander Navab, Jr., Marc L. Reisch,
George R. Roberts and Scott M. Stuart
__________________________________________________________________
(Except nominees written above)


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or at all adjournments or postponements thereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting of the Stockholders and of the Proxy Statement.

Dated: _________________________________, 1997

Signature(s)____________________________________________________________________

________________________________________________________________________________
Please sign exactly as your name appears. Joint owners should each sign personally. Where applicable, indicate your official position or representative capacity.


-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                             YOUR VOTE IS IMPORTANT!
                        PLEASE VOTE, SIGN, DATE AND RETURN
                        THIS PROXY FORM PROMPTLY USING THE
                               ENCLOSED ENVELOPE.